Exhibit 23 - Consent of Expert


                        MERDINGER, FRUCHTER, & ROSEN, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                               888 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10106
                                     ------
                               TEL: (212) 757-8400
                               FAX: (212) 757-6124



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the use in this Registration Statement on Form S-8 of our report dated March 23, 2002, relating to the financial statements of Benchmark Technology Corporation, and to the reference to our firm under the caption "Experts" in the Prospectus.



                                  MERDINGER, FRUCHTER, & ROSEN, P.C.
                                  Certified Public Accountants


New York, NY
July 15, 2002


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